SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary ProxyStatement           [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     FLEMINGTON PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        [X] No fee required.
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
            0-11.

        (1) Title of each class of securities to which transaction applies:  N/A

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        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction: N/A

--------------------------------------------------------------------------------
        (5) Total fee paid: not required

--------------------------------------------------------------------------------

        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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

                     FLEMINGTON PHARMACEUTICAL CORPORATION

                              31 State Highway 12
                          Flemington, New Jersey 08822
                                  908-782-3431

                                        December 1, 2000

Dear Fellow Shareholder:

        The 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation (the "Company") will be held at 10:00 a.m. on January 11, 2001 at 31 State Highway 12, Flemington, New Jersey 08822. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our shareholders. I hope you will be able to attend.

        Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy by withdrawing your Proxy and voting at the meeting. Any shareholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended July 31, 2000 accompanies this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote for all of the four persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote "FOR" the ratification of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2001, and (c) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

        The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

        Thank you for your investment and continued interest in Flemington Pharmaceutical Corporation.

                                        Sincerely,

                                        /s/ HARRY A. DUGGER, III, PH.D.
                                        -------------------------------------
                                        Harry A. Dugger, III, Ph.D.
                                        President and Chief Executive Officer

                     FLEMINGTON PHARMACEUTICAL CORPORATION
                              31 State Highway 12
                          Flemington, New Jersey 08822

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD January 11, 2001
                             ---------------------

To our Shareholders:

        Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation, a New Jersey corporation (the "Company"), will be held at the Company's principal office at 31 State Highway 12, Flemington, New Jersey, on Thursday, January 11, 2001 at 10:00 a.m., Eastern Standard Time, for the following purposes:

        1. To elect four (4) Directors to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

        2. To ratify the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2001; and

        3. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        The Board of Directors has fixed the close of business on November 16, 2000, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

        For a period of ten (10) days prior to the Annual Meeting, a shareholders list will be kept at the Company's office and shall be available for inspection by shareholders during usual business hours. A shareholders list shall also be present at, and available for inspection during, the Annual Meeting.

        Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

        SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS" RECOMMENDATIONS. IF

YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                        By Order of the Board of Directors

                                        Robert F. Schaul
                                        Secretary

December 1, 2000


                                    IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A POSTAGE PAID, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                     FLEMINGTON PHARMACEUTICAL CORPORATION
                              31 State Highway 12
                          Flemington, New Jersey 08822

                                PROXY STATEMENT

                      2000 ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of Flemington Pharmaceutical Corporation (the "Company") of proxies in the accompanying form to be voted at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Standard Time, on Thursday, January 11, 2001 at the principal office of the Company at 31 State Highway 12, Flemington, New Jersey 08822 and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is December 1, 2000.

        A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2000 is enclosed with these materials, but should not be considered proxy solicitation material.

        The Company has fixed the close of business on November 16, 2000 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, there were 5,881,237 outstanding shares of common stock, $.001 par value per share ("Common Stock"), each share entitled to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, Common Stock represented by a properly signed and returned proxy card will be counted as Common Stock present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Stock are not entitled to cumulative voting rights.

        The election of a nominee for director requires approval of such nominee by a plurality of the Common Stock present and entitled to vote in person or by proxy; and the approval of each of the other proposals described in the Proxy Statement requires the approval of a majority of the Common Stock present and entitled to vote in person or by proxy on that matter.

                            SOLICITATION OF PROXIES

        The cost of the proxy solicitations will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. The Company shall not use specially engaged employees or paid solicitors to identify shareholders or to conduct the solicitation.

                             THE BOARD OF DIRECTORS

        During the fiscal year ended July 31, 2000 ("fiscal 2000"), the Board of Directors held 6 (six) meetings, attended by all of the Company's Directors. There were no Special Meetings of the Board during fiscal 2000. During fiscal 2000, the Board of Directors did not act by written consent. The Company has a compensation committee, which did not meet in fiscal 2000.

        Harry A. Dugger, III and John J. Moroney serve on the compensation committee, which determines the cash (and with respect to the 1997 Plan as defined hereinafter, and the non-cash) compensation amounts to be paid to directors, officers and employees of the Company. Because the Board of Directors does not have a standing nominating committee, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company within ten (10) days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

        Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.

                        SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

        As of October 27, 2000, there were 5,881,237 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of October 27, 2000, certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's Directors and Named Executive Officers, as such term is defined under Item 402(a)(3) of Securities and Exchange Commission ("SEC") Regulation S-K, and (iii) all of the Company's Executive Officers and Directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3 certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon the exercise of an option) within sixty (60) days of the date as of which the information is provided. In computing the ownership percentage of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.

  Title of                                 Name and Address or                    Amount and Nature of               Percentage of
   Class                                   Number in Group (1)                  Beneficial Ownership (2)                 Class
------------                        ---------------------------------           ------------------------             -------------
Common Stock                        Harry A. Dugger, III, Ph.D.                       1,824,003(3)                        27.9

Common Stock                        John J. Moroney                                   1,018,080(4)                        15.6

Common Stock                        Donald Deitman                                            0                            0

Common Stock                        Donald P. Cox, Ph.D.                                200,000(5)                         3.3

Common Stock                        Kenneth E. Cleaver, Ph.D.                           100,000(6)                         1.7

Common Stock                        Robert F. Schaul, Esq.                              189,286(7)                         3.0

Common Stock                        Jack J. Kornreich                                   169,310(7)                         2.6

Common Stock                        Watson Pharmaceutical Corporation                   389,350                            6.5
                                    311 Bonnie Circle
                                    Corona, California 91720

Common Stock                        Saggi Capital Corp.                                 340,000(8)                         5.5
                                    575 Lexington Avenue
                                    New York, New York 10022

Common Stock                        All Executive Officers and Directors              3,480,679                           44.79
                                    as a group (9 persons)                           (3)(4)(5)(6)(7)


(1) With the exception of Watson Pharmaceutical Corporation and Saggi Capital Corp. the address of all holders listed herein is c/o Flemington Pharmaceutical Corporation, 31 State Highway 12, Flemington, New Jersey 08822.

(2) Except as otherwise indicated, each named holder has, to the Company"s knowledge, sole voting and investment power with respect to the shares indicated.

(3) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 95,000 shares of Common Stock issued under the 1998 Stock Option Plan, options to purchase 300,000 shares of Common Stock issued outside of the Plans; 108,000 shares owned by his daughter Christina Dugger Sommers; and 108,000 shares owned by his son Andrew Dugger. Dr. Dugger may be deemed to be a "parent" of the Company as such term is defined under the Federal securities laws.

(4) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 95,000 shares of Common Stock issued under the 1998 Stock Option Plan, options to purchase 300,000 shares of Common Stock issued outside of the Plans; 208,080 shares owned jointly with his wife, and 55,000 shares owned by each of his three sons, Matthew, Timothy and Sean Moroney.

(5) Includes non-plan options to purchase 100,000 shares of Common Stock issued in May 1998 pursuant to an employment agreement and 100,000 options issued under the 1998 Stock Option Plan for services to be provided in connection with future services.

(6) Includes non-plan options to purchase 100,000 shares of Common Stock issued pursuant to an employment agreement.

(7) Includes options to purchase 20,000 shares of Common Stock issued under the 1992 Stock Option Plan and options to purchase 25,000 shares of Commons Stock issued under the 1997 Stock Option Plan, options to purchase 105,000 shares of Common Stock issued under the 1998 Stock Option Plan.

(8) Includes options to purchase an aggregate of 320,000 shares issued under the 1992 and 1997 Stock Option Plans.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of
Section 12-registered equity securities ("Reporting Persons") are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from August 1, 1999 to October 31, 2000 all Section 16(a) filing requirements applicable to its Reporting Persons were complied with.

                             EXECUTIVE COMPENSATION

        The following table sets forth a summary for the fiscal years ended July 31, 2000, 1999 and 1998, respectively, of the cash and non-cash compensation awarded, paid or accrued by the Company to the Company's Chief Executive Officer ("CEO") and its four most highly compensated officers other than the CEO, who served in such capacities at the end of fiscal 1999 (collectively, the "Named Executive Officers"). No other executive officer of the Company earned in excess of $100,000 in total annual salary and bonus for, 1998, 1999 and 2000 in all capacities in which such person served the Company. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal 1998, 1999 and 2000 to the Named Executive Officers, except as set forth below:

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Long-Term Compensation
                                                                                ---------------------------------
                                                 Annual Compensation                     Awards           Payouts
                                          ---------------------------------     ------------------------  -------
                                                                                              Securities
                                                                     Other                      Under-
                                                                    Annual      Restricted      lying                 All Other
                                                                    Compen-       Stock         Options/    LTIP       Compen-
         Name and            Fiscal       Salary        Bonus       sation       Award(s)       SAR (1)    Payouts     sation
    Principal Position        Year          ($)          ($)          ($)           ($)          (#)        ($)         ($)
--------------------------------------------------------------------------------------------------------------------------------
                              2000        226,000         0            0             0            95,000         0           0
--------------------------------------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.   1999        210,000         0            0             0                 0         0           0
President and CEO             --------------------------------------------------------------------------------------------------
                              1998        183,333         0            0             0            50,000         0           0
--------------------------------------------------------------------------------------------------------------------------------
                              2000        169,000                                                 95,000
--------------------------------------------------------------------------------------------------------------------------------
John J. Moroney               1999        157,500         0            0             0                 0         0           0
Chairman                      --------------------------------------------------------------------------------------------------
                              1998        100,000         0            0             0            50,000         0           0
--------------------------------------------------------------------------------------------------------------------------------
                              2000         68,000
--------------------------------------------------------------------------------------------------------------------------------
Donald Deitman (2)            1999         67,500         0            0             0                 0         0           0
Chief Financial Officer       --------------------------------------------------------------------------------------------------
                              1998         30,000         0            0             0                 0         0           0
--------------------------------------------------------------------------------------------------------------------------------
                              2000        137,000
--------------------------------------------------------------------------------------------------------------------------------
Donald P. Cox, Ph.D. (2)      1999        128,900         0            0             0                 0         0           0
Vice President, Product       --------------------------------------------------------------------------------------------------
Development                   1998         31,000         0            0             0           200,000         0           0
--------------------------------------------------------------------------------------------------------------------------------
                              2000        110,000
--------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Cleaver, Ph.D.(2)  1999        101,900         0            0             0                 0         0           0
Vice President, Regulatory    --------------------------------------------------------------------------------------------------
Affairs                       1998         25,000         0            0             0           100,000         0           0
--------------------------------------------------------------------------------------------------------------------------------

        (1)  No Stock Appreciation Rights have been issued.

        (2) Messrs. Cox, Cleaver and Deitman were not employed prior to fiscal 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (individual grants)

        The following table sets forth information with respect to individual grants of stock options to the Named Executive Officers during fiscal 2000

-------------------------------------------------------------------------------------------------------------------
                                 Number of          Percent of Total
                                Securities         Options Granted to        Exercise or
                             Underlying Options    Employees in Fiscal       Base Price             Expiration
     Name of Officer              Granted               Year                  ($/Share)                 Date
-------------------------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.        -95,000                 50%                 -0.9625               1/11/2010
-------------------------------------------------------------------------------------------------------------------
John J. Moroney                    -95,000                 50%                 -0.9625               1/11/2010
-------------------------------------------------------------------------------------------------------------------
Donald Deitman                        -                     -                     -                      -
-------------------------------------------------------------------------------------------------------------------
Kenneth E. Cleaver, Ph.D.             -                     -                     -                      -
-------------------------------------------------------------------------------------------------------------------
Donald P. Cox, Ph.D.                  -                     -                     -                      -
-------------------------------------------------------------------------------------------------------------------

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth information with respect to the Named Executive Officers concerning the exercises of options during fiscal 1999 and the number and value of unexercised options held as of the end of fiscal 1999.

-------------------------------------------------------------------------------------------------------------------
                                                                            Number of
                                                                            Securities
                                                                            Underlying              Value of
                                                                            Unexercised        Unexercised In-the-
                                  Number of                              Options at Fiscal       Money Options at
                                    Shares                                  Year End;          Fiscal Year End (S)
     Name of Executive           Acquired on         Value Realized       (Exercisable/          (Exercisable/
          Officer                 Exercise                ($)            (Unexercisable)        (Unexercisable)
-------------------------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.           0                    -              645,000 / 0               4,750 / 0
-------------------------------------------------------------------------------------------------------------------
John J. Moroney                       0                    -              645,000 / 0               4,750 / 0
-------------------------------------------------------------------------------------------------------------------
Donald Deitman                        0                    -                  -                         -
-------------------------------------------------------------------------------------------------------------------
Kenneth E. Cleaver, Ph.D.             0                    -               66,000 / 34,000              0 / 0
-------------------------------------------------------------------------------------------------------------------
Donald P. Cox, Ph.D.                  0                    -              166,000 / 34,000              0 / 0
-------------------------------------------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

        The Directors of the Company are elected annually and serve until the next annual meeting of stockholders and until a successor shall have been duly elected and qualified. Effective January 1999, Directors of the Company, who are not employees or consultants receive for each meeting attended directors fees of $500 for their services as members of the Board of Directors. Such Directors are also reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote. There were no other arrangements pursuant to which any Director was compensated during fiscal 2000 for any services provided as a Director.

STOCK OPTION PLANS

        The Company has three stock option plans, adopted in 1992, 1997 and 1998, respectively (collectively referred to as the "Plans"). Each Plan provides for the issuance of options to purchase 500,000 shares of Common Stock, for a total of 1,500,000 shares. The 1997 Stock Option Plan is administered by Harry
A. Dugger, III, Ph.D. and John J. Moroney, who constitute the Compensation Committee of the Board of Directors ("Committee"), and the 1992 Stock Option Plan and 1998 Stock Option Plan are administered by the entire Board of Directors. For purposes of the following discussion, the term "Committee" will be used to reference the Committee with respect to the 1997 Stock Option Plan and the entire Board of Directors with respect to the 1992 Stock Option Plan and 1998 Stock Option Plan, as applicable. The Committee has sole discretion and authority, consistent with the provisions of the Plans, to select the Eligible Participants to whom options will be granted under the Plans, the number of shares which will be covered by each option and the form and terms of the agreement to be used. All employees and officers of the Company (except for members of the Committee) are eligible to participate in the 1997 Plan.

        At September 30, 2000, eight (8) persons were eligible to receive Incentive Stock Options ("ISOs") under the 1992 and 1998 Plans.

        OPTIONS. The Committee is empowered to determine the exercise price of options granted under the Plans, but the exercise price of ISOs must be equal to or greater than the fair market value of a share of Common Stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding Common Stock). The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, but options expire no later than ten years from the date of grant (five years with respect to Optionees who own at least 10% of the outstanding Common Stock of the Company). Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by the Company or within 90 days after termination of employment (one year from termination resulting from death or disability).

        No ISO may be granted to an employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the shares with respect to which ISOs are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any parent and subsidiary) exceeds $100,000. The Plans do not confer upon any employee any right with respect to the continuation of employment by the Company, nor do the Plans interfere in any way with the employee's right or the Company's right to terminate the employee's employment at any time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Harry A. Dugger, III and John J. Moroney serve as the members of the Company's Compensation Committee, which reviews and makes recommendations with respect to compensation of officers, employees and consultants, including the granting of options under the Company's 1997 Stock Option Plan. The 1992 and 1998 Stock Option Plans are administered by the entire Board.

        Mr. Moroney is also a Director and President of Landmark Financial Corp. ("Landmark"), serving as a member of Landmark's compensation committee. Robert
F. Schaul, a Director and Secretary of the Company, earned legal fees from the Company during fiscal 2000 in the approximate amount of $66,000. See "Certain Transactions--Legal Fees," below.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance. The Board focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation. The Company has not paid cash incentive bonuses during fiscal 1999.

        Except as set forth herein, the Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executive officers who qualify will be permitted to participate in the Company's 1992, 1997 and 1998 Stock Option Plans which were adopted in May 1992, February 1997 and June 1998, respectively. In September 1998 the Board of Directors adopted an investment retirement account plan in which all employees of the Company are eligible to participate. Executive officers may participate in group life, health and hospitalization plans, if and when such plans are available generally to all employees. The Compensation Committee is satisfied that the compensation and stock option plans provided to the officers of the Company are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

        The compensation of the Company's Chief Executive Officer, Dr. Dugger, for fiscal 2000 consisted of base salary of $226,000. No bonuses or stock grants were awarded to Dr. Dugger during fiscal 2000. An option grant of 95,000 was awarded in fiscal 2000. The determination by the Compensation Committee of Dr. Dugger's remuneration is based upon methods consistent with those used for other senior executives. The committee considers certain quantitative factors, including the Company's financial, strategic and operating performance for the year. The qualitative criteria include Dr. Dugger's leadership qualities and management skills, as exhibited by his innovations, time and effort devoted to the Company, and other general considerations. The Compensation Committee also takes note of comparable remuneration of other CEOs at similar companies. Based on the performance of the Company, the Compensation Committee believes that Mr. Dugger's compensation was appropriate.

                            COMPENSATION COMMITTEE:

                           Harry A. Dugger, III, Ph.D
                                John J. Moroney

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

        DR. DUGGER AND MR. MORONEY. Effective as of November 19, 1997, the Company entered into employment agreements with each of Harry A. Dugger, III, for his services as President, and John J. Moroney, for his services as Chairman (the "Dugger and Moroney Agreements"). Each agreement is for a base term of three (3) years and is thereafter renewable for additional periods of one (1) year, unless the Company gives notice to the contrary. The Dugger and Moroney Agreements provide for a base salary of $200,000 and $150,000, respectively, and annual cost of living adjustments equal to the greater of the increase in the Consumer Price Index or 7.5%, with additional increases and bonuses as shall be approved by the Board. Dr. Dugger will also receive an additional cash bonus of $10,000 for each New Drug Application relating to the Company"s products that is accepted for filing by the U.S. Food and Drug Administration, as well as the use of a Company-owned or leased and insured automobile chosen by the Company.

        The Dugger and Moroney Agreements also provide, respectively, for the payment of certain additional severance compensation in the event that, at any time during the term thereof, the agreement is terminated by the executive (i) with "good reason" (as defined therein). or (ii) due to a "change in control" (as defined therein). The "change in control" provisions in the Dugger and Moroney Agreements were deleted in April 2000.

        Pursuant to the Dugger and Moroney Agreements, upon the completion of the Company's IPO, Dr. Dugger and Mr. Moroney were each granted stock options (outside of the Plans) to purchase 300,000 shares of Common Stock, at an exercise price of $1.84 per share exercisable until November 2007.

        DRS. COX AND CLEAVER. Effective May 1, 1998, the Company entered into employment agreements with each of Donald P. Cox, Ph.D., for his services as Vice President, Regulatory Affairs, and Kenneth E. Cleaver, Ph.D., for his services as Vice President, Product Development (the "Cox and Cleaver Agreements"). Each agreement is for a base term of three (3) years. The Cox and Cleaver Agreements provide for base salaries of $125,000 and $100,000, respectively, and annual cost of living adjustments not less than the increase of the Consumer Price Index. In connection with the Cox and Cleaver Agreements, the Company granted to each of Drs. Cox and Cleaver ten-year non-plan options to purchase 100,000 shares of Common Stock at an exercise price of $1.75 per share. One-third of such options vest in each of the first three (3) years of the agreement. The Cox and Cleaver Agreements provide each of Drs. Cox and Cleaver with the use of a Company-owned or leased and insured automobile chosen by the Company. Dr. Cox"s agreement provides for the payment of one month"s severance compensation for each full year of service under the agreement, in the event that, at any time during the term thereof, the agreement is terminated by the executive with good reason (as defined).

        Each of the foregoing agreements also provides for certain non-competition and non-disclosure covenants on the part of the executive. However, with respect to the non-competition covenants, a court may determine not to enforce such provisions or only partially enforce such provisions.

        Additionally, each of the foregoing agreements provides for certain Company-paid fringe benefits, such as disability insurance and inclusion in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as the Company shall adopt them.

STOCKHOLDER LOANS

        In fiscal 1998, the Company lent the principal amount of $60,000 to Dr. Dugger in exchange for a 7% promissory note. The note is due on demand, with interest due quarterly. Interest approximated $4,200 for fiscal 2000, all of which was paid timely by Dr. Dugger. This note remains outstanding.

                              CERTAIN TRANSACTIONS

CONSULTING AGREEMENT

        On May 1, 1997, the Company entered into a consulting agreement with Saggi Capital Corp., a public relations consultant (the "Consultant") pursuant to which the Consultant received a Nonqualified Stock Option under the 1997 Stock Option Plan to purchase an aggregate of 200,000 shares of Common Stock. On March 25, 1998, the Company amended its consulting agreement pursuant to which the Consultant agreed to expand the scope and duration of the services provided. As a consequence, the Nonqualified Stock Option was restated and amended and the Consultant surrendered 200,000 unexercised stock options having an exercise price of $5.80 per share in exchange for receiving 200,000 stock options having an exercise price of $1.00 per share plus 120,000 stock options having an exercise price of $2.00 per share. These options are exercisable for a period of five (5) years following the date of the grant. Effective January 1, 2000 the Company entered into a new consulting agreement with Saggi Capital Corp., a public relations consultant (the "Consultant") pursuant to which the Consultant received Warrants to purchase an aggregate of 200,000 shares of Common Stock at an exercise price of $1.00 per share.

LEGAL FEES

        During fiscal 2000 the Company paid Mr. Schaul approximately $66,000 for legal services rendered to the Company.

        In fiscal 1998, the Company lent the principal amount of $60,000 to Dr. Dugger in exchange for a 7% promissory note. The note is due on demand, with interest due quarterly. Interest approximated $4,200 for fiscal 2000, all of which was paid timely by Dr. Dugger. This note remains outstanding.

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

        The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from November 20, 1997 through the fiscal year ended July 31, 2000, with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the American Stock Exchange, Inc. ("AMEX") Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the AMEX Pharmaceutical Index on November 20, 1997 and reinvestment of all dividends). Measurement points are on the first full trading day after the Company's registration statement was declared effective by the SEC and the last trading day of the Company's fiscal year ended July 31. The Company cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance. Companies included in the Nasdaq Composite Index and AMEX Pharmaceutical Index are generally larger and have greater capitalization than the Company.

                               [GRAPHIC OMITTED]

                $200.00

                $150.00

                $100.00

                 $50.00

                  $0.00

                          11/20/97      07/31/98        07/31/99       07/31/00

                        AMEX Pharmaceutical
                        Flemington Pharmaceutical Corporation (FLEM)
                        NASDAQ

                                           ------------------------------------------------
                                           11/20/97      7/31/98      7/31/99       7/31/00

-------------------------------------------------------------------------------------------
Flemington Pharmaceutical                   $100.00      $ 24.00      $ 15.57        13.25
Corporation (FLEM)
-------------------------------------------------------------------------------------------
Nasdaq Composite Index                      $100.00      $118.75      $162.25       231.59
-------------------------------------------------------------------------------------------
AMEX Pharmaceutical Index (DRG)             $100.00      $135.00      $136.58       153.78
-------------------------------------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        At the Annual Meeting, four (4) individuals will be elected to serve as directors until the next annual meeting and until their successors are duly elected, appointed and qualified. During the fiscal year ended July 31, 2000, the Company's Board of Directors consisted of five (5) persons until October 17, 1999 when Jean Marc Maurette resigned from the Board of Directors after which time the Board fixed the number of seats on the Board of Directors at four (4). Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the shareholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

        The name and age of each of the four (4) nominees, his position with the Company, his principal occupation, and the period during which such person has served as a Director are set out below.


                                         POSITION WITH THE                                DIRECTOR
       NAME OF NOMINEE           AGE          COMPANY            PRINCIPAL OCCUPATION       SINCE
--------------------------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.      64    President and Chief       President and Chief        1991
                                       Executive Officer       Executive Officer of the
                                                                         Company
--------------------------------------------------------------------------------------------------
John J. Moroney                  46    Chairman                  President, Landmark        1991
                                                                   Financial Corp.
--------------------------------------------------------------------------------------------------
Robert F. Schaul, Esq.           61    Secretary and                   Attorney             1991
                                       Director
--------------------------------------------------------------------------------------------------
Jack J. Kornreich                61    Director                        Retired              1996
--------------------------------------------------------------------------------------------------


HARRY A. DUGGER, III, PH.D., President and Director. Dr. Dugger is a founder of the Company and has been President and a director of the Company since its inception in May 1982. Prior to founding the Company, from June 1980 to November 1982, Dr. Dugger was employed as Vice President of Research and Development by Bauers-Kray Associates, a company engaged in the development of pharmaceutical products. From 1964 to 1980, Dr. Dugger was Associate Section Head for Research and Development at Sandoz Pharmaceuticals Corporation. Dr. Dugger received an MS in Chemistry from the University of Michigan in 1960 and received a Ph.D. in Chemistry from the University of Michigan in 1962.

JOHN J. MORONEY, Chairman of the Board. Mr. Moroney has been Chairman of the Company since May 1992. From May 1992 to November 1994, Mr. Moroney was also the Company's Chief Executive Officer. Mr. Moroney currently is President of

Landmark Financial Corp., Harrington Park, New Jersey, a private financial consulting company. From 1985 to 1992, Mr. Moroney was a Managing Director of Corporate Finance for the investment banking firm of Ladenburg, Thalmann & Co., Inc., specializing in the pharmaceutical and health care industries. Mr. Moroney received a BS in 1975 and an MBA in 1997, both from Fordham University.

ROBERT F. SCHAUL, ESQ., Secretary and Director. Mr. Schaul has been a Director of the Company since November 1991 and was Vice President, Secretary and General Counsel of the Company from November 1991 to February 1995. He has advised the Company since its formation. From 1995 to 1998, Mr. Schaul was Vice President and General Counsel of Landmark Financial Corp. From 1989 to 1991, Mr. Schaul was a partner with the law firm of Glynn, Byrnes and Schaul, and for twenty years prior thereto was an attorney and partner with the law firm Kerby, Cooper, English, Schaul & Garvin, specializing in business law and business related litigation. Mr. Schaul received a BA from New York University in 1961 and a JD from Harvard University in 1964.

JACK J. KORNREICH, Director. Mr. Kornreich has been a director of the Company since 1996. He presently acts as an independent consultant. From 1989 to 1993, Mr. Kornreich was Executive Vice President and General Counsel of Bolar (formerly Circa Pharmaceuticals Corp. and now known as Watson Pharmaceutical Corp.). From 1984 to 1989, Mr. Kornreich practiced law as a partner in the firm of Baum & Kornreich (from 1980 to 1984 the firm was named Baum, Skigen & Kornreich). From 1975 to 1984, Mr. Kornreich was in private practice. Mr. Kornreich received a JD from Brooklyn Law School in 1963 and an LLM in Corporate Law from New York University in 1975.

Board members are elected annually by the shareholders and the officers are appointed annually by the Board of Directors.

VOTE REQUIRED

        Provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS THAT EACH OF THE ABOVE NOMINEES BE ELECTED AS A DIRECTOR.

                                   PROPOSAL 2

                           RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors of Wiss & Company, LLP ("Wiss") as independent certified public accountants for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending July 31, 2001. The Board of Directors of the Company selected and approved Wiss as independent certified public accountants to audit and report upon the Company's financial statements for the last several fiscal years. Wiss has no direct or indirect financial interest in the Company.

        Representatives of Wiss are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by shareholders.

VOTE REQUIRED

        The affirmative vote of holders of a majority of the shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the ratification of the selection of Wiss as the Company's independent certified public accountants for the fiscal year ending July 31, 2001.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2001.

                                     GENERAL

        The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

        The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

        A copy of the Company's Form 10-KSB for the fiscal year ended July 31, 2000 as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Upon written request, the Company will provide each shareholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Flemington Pharmaceutical Corporation, 31 State Highway 12, Flemington, New Jersey 08822,
Attn: Robert F. Schaul, Secretary.

        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, shareholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Shareholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, and FOR the ratification the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2001.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

        Any shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company at its office in Flemington, New Jersey on or before June 30, 2001 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no shareholders nominations or proposals for the Annual Meeting.

                                VOTING OF PROXIES

        Proxies may be revoked by shareholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of Directors and FOR the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accounts for the fiscal year ending July 31, 2001.

                              REVOCABILITY OF PROXY

        Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

                            METHOD OF COUNTING VOTES

        Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the four (4) persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Item 2 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

                                         By order of the Board of Directors

                                         /s/ HARRY A. DUGGER, III, PH.D.
                                         -------------------------------------
                                         Harry A. Dugger, III
                                         President and Chief Executive Officer
December 1, 2000